Supplement to Prospectus dated May 1, 2017 for:

•	MassMutual Transitions SelectSM II

Effective June 12, 2017:

The Guaranteed Minimum Accumulation Benefit (GMAB) will no longer be available for sale.

If you have questions about this supplement, or other product questions, you may contact your registered representative, our Customer Service Center, or visit us online at www.massmutual.com/contactus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PS17_02